UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2026

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POOL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		0-26640	36-3943363
(State or other jurisdiction of		(Commission File Number)	(IRS Employer
incorporation or organization)			Identification No.)

109 Northpark Boulevard,
Covington,	Louisiana		70433-5001
(Address of principal executive offices)			(Zip Code)

(985) 892-5521

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	POOL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)
Annual Meeting of Stockholders

The 2026 Annual Meeting of Stockholders of Pool Corporation (the Company) was held on April 29, 2026.

(b)
Voting Results

Stockholders elected the following nine directors, each to serve a one-year term or until their successors are elected and qualified. The final votes with respect to each director were as follows:

	Number of Shares
	For	Against	Abstain	Broker Non-Votes
Peter D. Arvan	29,970,742	287,151	968,337	2,617,971
Martha “Marty” S. Gervasi	29,993,534	268,516	964,180	2,617,971
James “Jim” D. Hope	30,398,096	785,403	42,731	2,617,971
Kevin M. Murphy	31,008,264	199,563	18,403	2,617,971
Debra S. Oler	31,043,060	165,072	18,098	2,617,971
Manuel J. Perez de la Mesa	30,898,985	310,054	17,191	2,617,971
Mark A. Pompa	30,990,613	215,056	20,561	2,617,971
John E. Stokely	29,124,836	1,134,496	966,898	2,617,971
David G. Whalen	27,272,131	3,935,970	18,129	2,617,971

Stockholders ratified the retention of Ernst & Young LLP, certified public accountants, as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026. The final votes were as follows:

Number of Shares
For	Against	Abstain	Broker Non-Votes
32,634,744	1,166,540	42,917	-

Stockholders approved, on an advisory and non-binding basis, the compensation of the Company’s named executive officers (the say-on-pay vote) as described in the Company’s 2026 proxy statement. The final votes were as follows:

Number of Shares
For	Against	Abstain	Broker Non-Votes
28,692,946	1,535,600	997,684	2,617,971

Item 7.01 Regulation FD Disclosure.

On April 29, 2026, Pool Corporation issued the press release included herein as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
99.1

Press release issued by Pool Corporation on April 29, 2026, announcing additional authorization under the share repurchase program, the declaration of an increased quarterly cash dividend and the voting results of its annual meeting.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POOL CORPORATION

By:	/s/ Melanie M. Hart
Melanie M. Hart
Senior Vice President and Chief Financial Officer

Dated: April 29, 2026